UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2016

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
The special meeting of the shareholders of Coca-Cola Enterprises, Inc. was held on May 24, 2016. CCE previously filed with the Securities and Exchange Commission a definitive proxy statement/prospectus and related materials pertaining to the meeting, which describe in detail each of the four proposals submitted to shareholders at the meeting. The certified results of the matters voted upon at the special meeting, which are more fully described in the definitive proxy statement/prospectus are as follows:

Proposal	FOR	AGAINST	ABSTAIN
Proposal 1-Proposal to Adopt the Merger Agreement	179,107,371	217,556	1,276,806
Proposal 2-Approval of the Initial Terms for Certain Orange Board Members	134,275,311	45,484,100	842,322
Proposal 3-Authority to Adjourn the Special Meeting	129,921,816	49,615,120	1,064,797
Proposal 4- Advisory (Non-Binding) Vote on Certain Compensation Arrangements	176,048,052	3,444,506	1,109,175

Item 9.01 Press Release
Press Release

EXHIBIT
NUMBER         DESCRIPTION
99.1             Press Release Dated May 24, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: May 24, 2016	By:	/s/ Suzanne N. Forlidas
	Name:	Suzanne N. Forlidas
	Title:	Vice President and Secretary

EXHIBIT LIST
EXHIBIT
NUMBER         DESCRIPTION
99.1             Press Release Dated May 24, 2016

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